UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

FINTECH ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-38744	82-0895994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FTAC	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	FTACW	Nasdaq Capital Market
Units, each consisting of one share of Class A Common Stock and one- half of one Warrant	FTACU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of FinTech Acquisition Corp. III ("we," "our" or the "Company") was held on December 17, 2019.  At the Annual Meeting, holders of the Company’s Class A common stock and holders of the Company’s Class B common stock voted together as a single class, provided that holders of the Company’s Class B common stock had the exclusive right to vote for the election of directors at the Annual Meeting. At the Annual Meeting, only those holders of shares of the Company’s common stock at the close of business on October 24, 2019, the record date, were entitled to vote. As of the record date, 44,287,500 shares of the Company’s common stock were outstanding and entitled to vote, consisting of 35,430,000 shares of Class A common stock and 8,857,500 shares of Class B common stock. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:  Betsy Z. Cohen, Brittain Ezzes and Madelyn Antoncic were all elected to serve as Class I directors of the Company until its 2021 Annual Meeting or until their successors are elected or appointed, subject to their earlier death, resignation or removal, by the votes set forth below.

Nominee	Votes for	Votes against	Abstentions	Broker non-votes
Betsy Z. Cohen	8,857,500	0	0	0
Brittain Ezzes	8,857,500	0	0	0
Madelyn Antoncic	8,857,500	0	0	0

Proposal 2: The stockholders approved the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the votes set forth below.

Votes for	Votes against	Abstentions
38,168,321	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2019	FINTECH ACQUISITION CORP. III

	By:	/s/ James J. McEntee, III
	Name: Title:	James J. McEntee, III President and Chief Financial Officer

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